                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 March 19, 2000


                        WESLEY JESSEN VISIONCARE, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware               0-22033                 36-4023739
     ---------------          ------------          -------------------
     (State or other          (Commission             (IRS Employer
     jurisdiction of          File Number)          Identification No.)
     incorporation)


              333 East Howard Avenue, Des Plaines, IL  60018-5903
             ----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


              Registrant's telephone number, including area code:
                                 (847) 294-3000


                                      N/A
             ------------------------------------------------------
             (Former name or address, if changed since last report)


                               Page 1 of 6 Pages

Item 5:   Other Events.
------    ------------

          On March 19, 2000, Wesley Jessen VisionCare, Inc. ("WJ"), a Delaware corporation, and Ocular Sciences, Inc. ("OSI"), a Delaware corporation, executed a definitive merger agreement. A press release related to the above transaction was issued by WJ on March 20, 2000. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7:   Financial Statements and Exhibits.
------    ---------------------------------

          (c)  Exhibits.
               --------

               Item      Exhibit Index
               ----      -------------

               99.1 Press Release of Wesley Jessen VisionCare, Inc., dated March 20, 2000.

          The foregoing communications contain forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. References made in the foregoing, in particular, statements regarding the proposed business combination between WJ and OSI are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In particular, the following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: inability to obtain, or meet conditions imposed for, governmental approvals, the stockholders of either WJ or OSI fail to approve the business combination; costs related to the business combination; the risk that the WJ and OSI businesses will not be integrated successfully; and other economic, business, competitive and/or regulatory factors relating to WJ's or OSI's business generally. WJ and OSI are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events or otherwise.

          For a detailed discussion of these and other cautionary statements, please refer to WJ's filings with the Securities and Exchange Commission (the "Commission"), especially in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of WJ's Form S-3 Registration Statement (Commission File No. 333-79293), which became effective in June 14, 1999. In addition, please refer to OSI's filings with the Commission, especially the information set forth under the heading "Factors That May Affect Future Results" in OSI's Quarterly Report on Form 10-Q for the quarterly period ending

          September 30, 1999.

          A joint proxy statement/prospectus will be filed by WJ and OSI with the Commission as soon as practicable. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE COMMISSION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other documents filed by WJ and OSI with the Commission at the Commission's web site at www.sec.gov. The joint proxy statement/prospectus and other documents filed with the Commission by WJ relating to the proposed business combination may also be obtained for free from WJ by directing a request to Wesley Jessen VisionCare, Inc., 333 East Howard Avenue, Des Plaines, IL 60018, telephone: (847) 294-3000. In addition, the joint proxy statement/prospectus and other documents filed with the Commission by OSI relating to the proposed business combination may be obtained for free from OSI by directing a request to Ocular Sciences, Inc., 475 Eccles Avenue, South San Francisco, CA 94080, telephone: (650) 583-1400.

          WJ and the following directors, executive officers of WJ may solicit proxies from WJ stockholders in favor of the transactions contemplated by the merger agreement. The following chart sets forth the executive officers and directors of WJ that may be participants in the solicitation, together with the securities of WJ held by each as of March 20, 2000:


                                                                  Security Ownership
                                                                  ------------------
                                                                  Common
Name                          Position                             Stock     Options
----                          --------                            ------     -------
Kevin J. Ryan                 Chairman of the Board,              46,635    1,021,600
                              President and Chief Executive
                              Officer
Edward J. Kelley              Vice President, Finance, Chief      44,546      158,770
                              Financial Officer and Director
Raleigh S. Althisar, Jr.      Vice President, Worldwide              200      130,316
                              Manufacturing
Ronald J. Artale              Vice President and Controller           --       28,623
Lawrence L. Chapoy            Vice President, Research &           7,032       78,778
                              Development
William M. Flynn              Vice President, Pan Asia             8,268       52,958

Joseph F. Foos                Vice President, Scientific          14,946       68,357
                              Affairs
George H. McCrary             Vice President, Americas            41,494       38,483
Daniel M. Roussel             Vice President, Europe              12,563      166,890
Thomas F. Steiner             Vice President, Marketing            7,083      105,800
Michael A. D'Amato            Director                                --       14,000
Adam W. Kirsch (1)            Director                            94,644       14,000
Sol Levine                    Director                            15,000       14,000
John W. Maki (1)              Director                            94,644       14,000
John J. O'Malley (1)          Director                            94,644       14,000
Stephen G. Pagliuca (1)(2)    Director                           687,428       14,000

_____________________________

(1) Includes 44,240 shares of common stock held by BCIP Associates ("BCIP") and 50,404 shares of common stock held by BCIP Trust Associates, L.P. ("BCIP Trust"). Each of Messrs. Kirsch, Maki, O'Malley and Pagliuca are general partners of BCIP and BCIP Trust. Each disclaims beneficial ownership of such shares except to the extent of his respective pecuniary interest therein.

(2) Includes 276,432 shares of common stock held by Bain Capital Fund IV, L.P. and 316,352 shares of common stock held by Bain Capital Fund IV-B, L.P. Mr. Pagliuca is a Managing Director of the general partner of such funds. Mr. Pagliuca disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 21, 2000               WESLEY JESSEN VISIONCARE, INC.



                                    By:  /s/ Edward J. Kelley
                                         -----------------------------
                                         Edward J. Kelley
                                         Chief Financial Officer

                                 Exhibit Index
                                 -------------


Exhibit
-------

99.1      Press Release of Wesley Jessen VisionCare, Inc., dated March 20, 2000.